Exhibit 10.19
                                PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned promise to pay to the order of Stephen
F. Owens the sum of Twenty Five Thousand ($25,000.) Dollars, together with interest thereon at the rate of $5,000 for the term of the note.

            Said principal and interest shall be payable as follows:
                             ******On demand ******


     The undersigned may pay this Note in whole or in part without penalty and including all interest. The entire balance shall be immediately due and payable upon demand of the holder. Upon default, the undersigned shall pay all reasonable attorney fees and costs necessary for the collection of this Note.

     This Note is executed to evidence an existing indebtedness due the payee from the undersigned on an open account balance as of this date, and this Note shall not be construed as a separate obligation.

     Signed under seal this 1st day of November, 2004.


UC Hub Group, Inc.


/s/ Larry Wilcox
--------------------
By: 11/17/2004


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